UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     June 1, 2006
                                                   -----------------------------


                                  CIMNET, INC.
--------------------------------------------------------------------------------
               (Exact name of Company as specified in its charter)



            Delaware                    0-22597               52-2075851
--------------------------------------------------------------------------------
   (State or other jurisdiction       (Commission            IRS Employer
        of incorporation)             File Number)        Identification No.)


        946 West Penn Avenue         Robesonia, PA                19551
--------------------------------------------------------------------------------
           (Address of principal executive offices)            (Zip Code)


        Company's telephone number, including area code   (610) 693-3114
                                                       -------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         Effective June 1, 2006, Jason Dietrich, the Company's Vice President of Sales since March 2002, was promoted by adding the title of Chief Operating Officer. Mr. Dietrich's annual salary was increased from $120,000 to $150,000 and the sales commission paid to him on the sale of manufacturing execution software (MES) was decreased from 6% to 2% of the sales price. He will continue to report to John D. Richardson, the Company's Chief Executive Officer and President.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CIMNET, INC.

Date: June 6, 2006                     By: /s/ JOHN D. RICHARDSON
                                           -------------------------------------
                                           Name:  John D. Richardson
                                           Title: Chief Executive Officer and
                                                  President


                                       2